Exhibit 99.2

THIRD QUARTERLY REPORT

SEPTEMBER 2004

[LOGO] The First of Long Island
The First of Long Island Corporation

Dear Stockholder

      I am happy to report that earnings per share for the first nine months of 2004 were $2.18, up 14 cents, or 7%, from the $2.04 earned for the corresponding period in 2003. Earnings for the 2003 period included an unusually large commercial mortgage prepayment fee that accounted for 8 cents per share and gains on sales of available-for-sale securities that accounted for 6 cents. Excluding the large prepayment fee and securities gains, earnings per share for the nine-month period are up 27 cents, or 14%. Third quarter earnings per share were up 4 cents, or 6%. Excluding securities gains, earnings per share for the third quarter were up 7 cents, or 10%.

      Earnings growth for the nine and three month periods ending September 30, 2004 was largely attributable to growth in several key deposit and loan products, the continued impact of strategy changes made during the latter half of 2003 with respect to the Corporation's securities portfolio, and a reduction in prepayments on mortgage securities. These items more than offset the significant negative impact of low interest rates. When compared to the same nine month period last year, average checking balances were up 11%, or $30.5 million, and balances on residential mortgage loans, including home equity loans, were up 36%, or $48.7 million.

      Despite the nine-month and third quarter earnings increases, the low interest rate environment remains challenging. Our net interest margin was 28 basis points (.28%) lower in the first nine months of 2004 than the corresponding period in 2003. Even though net interest margin substantially stabilized during the first nine months of 2004, it could, as cautioned in the past, decline further regardless of whether interest rates continue at their present level, move downward, or increase. However, over the longer term, sustained higher interest rates will provide the Bank with the best earning opportunities.

      As an organization we continue to focus on small businesses, professionals and service conscious consumers, as we explore the opening of additional branches in our various market areas. We are determined to provide excellent personal service to our customers and hope to consistently achieve the highest level of customer satisfaction. This remains the mindset of our corporation. We strive to be the bank "where everyone knows your name." Knowing our customers is what The First National Bank of Long Island is all about. Please continue to come in to say hello. We appreciate the opportunity to be your local community bank.

                                                         /s/ Michael N. Vittorio
                                                             Michael N. Vittorio
                                           President and Chief Executive Officer


                      The First of Long Island Corporation


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Financial Highlights

                            BALANCE SHEET INFORMATION

                                                           9/30/04      12/31/03
                                                          ---------    ---------
                                                              (in thousands)

Total Assets .........................................    $ 944,651    $ 914,264

Net Loans ............................................      344,544      319,519

Investment Securities ................................      531,129      519,427

Checking Deposits ....................................      299,391      297,454

Savings and Time Deposits ............................      510,410      479,701

Total Stockholders' Equity ...........................       96,270       89,291

                          INCOME STATEMENT INFORMATION

                                                             Nine Months Ended
                                                          ----------------------
                                                           9/30/04      9/30/03
                                                          ---------    ---------
                                                             (in thousands)

Net Interest Income ..................................    $  25,970    $  24,459
Provision For Loan Losses ............................          300          335
                                                          ---------    ---------
     Net Interest Income after Loan Loss Provision ...       25,670       24,124
                                                          ---------    ---------

Noninterest Income ...................................        4,667        4,653
Noninterest Expense ..................................       18,069       17,456
                                                          ---------    ---------
  Income Before Income Taxes .........................       12,268       11,321
Income Tax Expense ...................................        3,141        2,834
                                                          ---------    ---------
  Net Income .........................................    $   9,127    $   8,487
                                                          =========    =========

Earnings Per Share:
  Basic ..............................................    $    2.23    $    2.08
  Diluted ............................................    $    2.18    $    2.04


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                          INCOME STATEMENT INFORMATION

                                                             Three Months Ended
                                                            --------------------
                                                             9/30/04     9/30/03
                                                            --------    --------
                                                               (in thousands)

Net Interest Income ....................................    $  8,638    $  8,286
Provision For Loan Losses ..............................         100         185
                                                            --------    --------
     Net Interest Income after Loan Loss Provision .....       8,538       8,101
                                                            --------    --------

Noninterest Income .....................................       1,537       1,651
Noninterest Expense ....................................       5,929       5,899
                                                            --------    --------
  Income Before Income Taxes ...........................       4,146       3,853
Income Tax Expense .....................................       1,055         969
                                                            --------    --------
  Net Income ...........................................    $  3,091    $  2,884
                                                            ========    ========

Earnings Per Share:
  Basic ................................................    $    .75    $    .71
  Diluted ..............................................    $    .74    $    .70

      This quarterly report contains "forward-looking statements" within the meaning of that term as set forth in Rule 175 of the Securities Act of 1933 and Rule 3b-6 of the Securities Act of 1934. Such statements are generally contained in sentences including the words "may" or "expect" or "could" or "should" or "would" or "believe". The Corporation cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and therefore actual results could differ materially from those contemplated by the forward-looking statements. In addition, the Corporation assumes no duty to update forward-looking statements.

      For more detailed financial information please see the Corporation's Form 10-Q for the quarterly period ended September 30, 2004. The Form 10-Q will be available on or before November 9, 2004 and can be obtained from our Finance Department located at 10 Glen Head Road, Glen Head, New York 11545, or you can access Form 10-Q by going to our website at www.fnbli.com and clicking on "About Us", then clicking on "SEC Filings", and then clicking on "Corporate SEC filings."

                              Visit our website at
                                  www.fnbli.com


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Full Service Offices

10 Glen Head Road
Glen Head, NY  11545
(516) 671-4900

7 Glen Cove Road
Greenvale, NY  11548
(516) 621-8811

253 New York Avenue
Huntington, NY  11743
(631) 427-4143

108 Forest Avenue
Locust Valley, NY  11560
(516) 671-2299

711 Fort Salonga Road
Northport, NY  11768
(631) 261-4000

209 Glen Head Road
Old Brookville, NY  11545
(516) 759-9002

310 Merrick Road
Rockville Centre, NY  11570
(516) 763-5533

130 Mineola Avenue
Roslyn Heights, NY  11577
(516) 621-1900

800 Woodbury Road, Suite M
Woodbury, NY 11797
(516) 364-3434

Commercial Banking Offices

30 Orville Drive
Bohemia, NY  11716
(631) 218-2500

60 E. Industry Court
Deer Park, NY  11729
(631) 243-2600

22 Allen Boulevard
Farmingdale, NY  11735
(631) 753-8888


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2091 New Highway
Farmingdale, NY  11735
(631) 454-2022

1050 Franklin Avenue
Garden City, NY  11530
(516) 742-6262

536 Northern Boulevard
Great Neck, NY  11021
(516) 482-6666

330 Motor Parkway
Hauppauge, NY  11788
(631) 952-2900

106 Old Country Road
Hicksville, NY  11801
(516) 932-7150

3000 Marcus Avenue
Lake Success, NY  11042
(516) 775-3133

194 First Street
Mineola, NY  11501
(516) 742-1144

200 Jericho Turnpike
New Hyde Park, NY  11040
(516) 328-3100

133 E. Merrick Road
Valley Stream, NY 11580
(516) 825-0202

Manhattan Commercial Banking Offices

232 Madison Avenue
New York, NY 10016
(212) 213-8111

1501 Broadway, Suite 301
New York, NY 10036
(212) 278-0707

225 Broadway, Suite 703
New York, NY 10007
(212) 693-1515

Investment Management Division
800 Woodbury Road, Suite M
Woodbury, NY  11797
(516) 364-3436


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